ONE ALEWIFE CENTER OFFICE LEASE
                         -------------------------------

                                  OFFICE LEASE
                                  ------------

                                  STANDARD FORM
                                  -------------

          THIS LEASE ("Lease") made at Cambridge, Massachusetts, between David
 L. Wightman and David R. Vickery, as Trustees of ONE ALEWIFE CENTER REALTY TRUST under a Declaration of Trust dated November 5, 1987, recorded with Middlesex South District Registry of Deeds in Book 18671, Page 237, and filed with Middlesex South Registry District of the Land Court as Document No. 763134 ("Landlord"), and Allaire Corporation, a Massachusetts corporation with a principal place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant").

                                   WITNESSETH:
                                   -----------

                                    ARTICLE 1

                         Reference Data and Definitions
                         ------------------------------

         1.01.    Reference Data.
                  ---------------

LANDLORD'S REPRESENTATIVE:                  Mr. John M. Kane

LANDLORD'S ADDRESS
(FOR PAYMENT OF RENT):                      One Alewife Center Realty Trust
                                            c/o Spaulding & Slye
                                            P.O. Box 7247-7609
                                            Philadelphia, PA 19170-7609

LANDLORD'S ADDRESS
(FOR NOTICES AND COMMUNICATIONS):           One Alewife Center Realty Trust
                                            c/o Spaulding & Slye
                                            125 Cambridge Park Drive
                                            Cambridge, MA 02140

TENANT'S ADDRESS (FOR NOTICE AND BILLING): As stated above prior to the Term Commencement Date, thereafter, the Premises.

TENANT'S REPRESENTATIVE:                    David Gerth, CFO

PREMISES: A portion of the third floor and a portion of the fourth floor of the Building shown outlined in red on Exhibit B and designated "Premises Part A" and "Premises Part B".

RENTABLE AREA OF PREMISES: Comprised of two areas, Part A containing 24,305 square feet on the third floor of the Building and Part B containing 10,395 square feet on the fourth floor of the Building.

RENTABLE AREA OF THE BUILDING: 89,504 square feet.

ESTIMATED TERM COMMENCEMENT DATE: November 1, 1997.

BASIC RENT COMMENCEMENT DATE: Premises Part B: Sixty (60) days after completion of the demolition work described in Section 7.01 below and delivery of the Premises to Tenant for the commencement of Tenant Improvements. Premises Part A:
April 1, 1998.

TERM: Approximately 5 YEARS and 5 MONTHS as to Premises Part B. and approximately 5 YEARS for Premises Part A.

BASIC RENT: $30.00 per square foot of Rentable Area per year for the initial term:

          Basic Rent Commencement Date for Premises Part B through March 31, 1998: $25,987.50 per month
          April 1, 1998 through Lease Termination Date: $86,750.00 per month; $1,041,000.00 per year

ESTIMATED COST OF ELECTRICAL SERVICE: $.85 per square foot of Rentable Area per year.

INITIAL MONTHLY PAYMENT (Basic Rent plus Estimated Cost of Electrical Service):
$26,723.81

TAX BASE: Actual taxes for fiscal year 1997.

OPERATING EXPENSE BASE: Actual Operating Expenses for calendar year 1997.

TENANT'S SHARE: Part A: 27.16%; Part B: 11.61%; Total Premises: 38.77%

SECURITY DEPOSIT: At least $124,740.00 Letter of Credit due upon execution of Lease by Tenant which shall be increased to $367,790.00 prior to the payment to Tenant of the Tenant Allowance for the Premises Part A, as further described in
Section 24.01.

GUARANTOR: None.

PERMITTED USES: General Office uses consistent with a first class office building.

     1.02. General Provisions. For all purposes of this Lease unless otherwise expressed and provided herein or therein or unless the context otherwise requires:

          (a) The words herein, hereof, hereunder and other words of similar import refer to this Lease as a whole and not to any particular article, section or other subdivision of this Lease.

          (b) A pronoun in one gender includes and applies to the other genders as well.

          (c) Each definition stated in Section 1.01 or 1.02 of this Lease applies equally to the singular and the plural forms of the term or expression defined.

          (d) Any reference to a document defined in Section 1.02 of this Lease is to such document as originally executed, or, if modified, amended or supplemented in accordance with the provisions of this Lease, to such document as so modified, amended or supplemented and in effect at the relevant time of reference thereto.

          (e) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

          (f) All references in Section 1.01 hereof are subject to the specific definitions thereof (if any) in Exhibit A attached hereto and made a part hereof.

          (g) Each term or expression set forth in Exhibit A hereto shall have the meaning stated immediately after it.

          (h) Whenever any opinion, determination, consent, approval or decision is required or permitted to be made by Landlord pursuant to this Lease, such opinion, determination, consent, approval or decision shall be made by Landlord in its sole judgment and discretion, unless expressly set forth to the contrary herein.

                                    ARTICLE 2

                                    Premises
                                    --------

     2.01. Premises. Landlord hereby leases and lets to Tenant, and Tenant hereby takes and hires from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, the Premises subject to the Permitted Exceptions. Landlord reserves the right to relocate within or without the Premises pipes, ducts, vents, flues, conduits, wires and appurtenant fixtures which service other parts of the Building or the Land; provided that such work is done in such a manner that it does not reduce the size of the Premises by more than one (1) percent or does not unreasonably interfere with Tenant's use of the Premises.

     2.02. Appurtenances. Subject to availability and the Rules and Regulations, Tenant may use on a non-exclusive basis the Common Areas and the Land as appurtenant to the Premises for the purposes for which they were designed.

                                    ARTICLE 3

                                      Term
                                      ----

     3.01. Term Commencement. The Lease Term shall commence on the Term Commencement Date. Tenant will execute an agreement acknowledging the Term Commencement Date within ten (10) days after the occurrence of the Term Commencement Date (Exhibit C).

     3.02. Termination. The Lease Term shall end on the Lease Termination Date.

                                    ARTICLE 4

                                      Rent
                                      ----

     4.01. Basic Rent. Tenant shall pay Landlord for the Premises, without offset or deduction and without previous demand therefor, the Basic Rent as annual rent during each year of the Lease Term. Basic Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Lease Term. The first installment of Basic Rent shall be paid on the Basic Rent Commencement Date. Subsequent installments of Basic Rent shall be paid on the first day of every calendar month thereafter. Basic Rent for partial months at the beginning or end of the Lease Term shall be pro-rated and paid on the Basic Rent Commencement Date and the first day of the calendar month in which the Stated Expiration Date is to occur.

     4.02. Computation of Basic Rent. The Basic Rent for each Lease Year shall be as stated in Article 1.01 hereof.

                                    ARTICLE 5

                                 Use of Premises
                                 ---------------

     5.01. Use Restricted. The Premises may be used for the Permitted Use and for no other purpose. No improvements may be made in or to the Premises except as otherwise provided in this Lease. Tenant shall comply with any restrictions shown on Exhibit F hereto.

     5.02. Parking Area. Tenant may use 87 parking spaces within the Parking Area on a non-exclusive basis, subject to the availability of such parking spaces, solely for the purpose of providing parking for automobiles of invitees, guests, independent contractors, employees or agents of Tenant, but not for the public generally and for no other purpose. Tenant may lease from Landlord additional parking spaces within the Parking Area, subject to the availability of such parking spaces for the aforesaid purpose on a tenant-at-will basis at a monthly rental of $50.00 per parking space. Landlord shall have the right to relocate the Parking Area, or portions thereof, to other locations within the Land or on adjacent land, either on grade or in a parking structure. At such time as surface parking is no longer available and structured parking is substituted therefor, Tenant shall be allocated its pro rata share of the parking spaces within such structure (determined with respect to all buildings served by such structure) and Tenant agrees to pay at a fair market rate (to be determined at that time but, in any event, not more than the rate charged to other occupants of the Building) for its spaces on a monthly basis. Said fair market rate for structured parking shall be subject to adjustment on an annual basis. Nothing herein shall be deemed a representation or warranty that the Parking Area shall be sufficient for Tenant's purposes or needs. The use of the Parking Area shall be regulated and shall be subject to the Rules and Regulations.

                                    ARTICLE 6

                           Taxes; Operating Expenses;
                           --------------------------
                      Estimated Cost of Electrical Service
                      ------------------------------------

     6.01. Expenses and Taxes. If with respect to any Calendar Year Tenant's Share of (a) Operating Expenses exceeds the Operating Expense Base or (b) Taxes exceeds the Tax Base (whether as the result of an increase in rate or assessment or both), Tenant shall pay to Landlord the amount of each such excess. Any amount due with respect to this Section 6.01 shall be due within ten (10) days after receipt by the Tenant of the statement described in Section 6.02 hereof.

     6.02. Annual Statement of Additional Rent Due. Within a reasonable time after the end of each Calendar Year, Landlord shall render to Tenant a statement, prepared in accordance with generally accepted accounting practices, showing (i) for the Calendar Year just ended (a) Taxes, (b) Operating Expenses and (c) Tenant's obligation under Section 6.01, and (ii) for the then current Calendar Year, an estimate for (a) Operating Expenses (b) Taxes and (c) Tenant's obligation under Section 6.01. Landlord may from time to time send to Tenant during each Calendar Year a revised statement for the then current year adjusting the previous estimates for Operating Expenses, Taxes, and Tenant's obligation under Section 6.01, and shall include in such revised statement an explanation of such adjustments.

     6.03. Monthly Payments of Additional Rent. Tenant shall pay to Landlord (a) in advance for each calendar month of the Lease Term falling between receipt by Tenant of the statement described in Section 6.02 and receipt by Tenant of the next such statement, as Additional Rent, an amount equal to 1/12th of Tenant's estimated obligation under Section 6.01 shown thereon, and (b) if any such revised statement shall show amounts due from Tenant, Tenant shall pay such amounts in a lump sum within ten (10) days after receipt of the applicable statement. The amount due under this Section 6.03 shall be paid with Tenant's monthly payments of Basic Rent, except that payments under Section 6.03 shall also be due on the Term Commencement Date and the first day of every month between the Term Commencement Date and the Basic Rent Commencement Date, and shall be credited by Landlord to Tenant's obligations under Section 6.01. If the total amount paid hereunder exceeds the amount due under such Section, such excess shall be credited by Landlord against the monthly installments of Additional Rent next falling due or refunded to Tenant upon the expiration or termination of this Lease (unless such termination is the result of an Event of Default in which event such excess shall be credited against amounts owing from Tenant to Landlord, with the balance, if any, refunded to Tenant). Payment on account of Taxes and Operating Expenses shall commence upon the Term Commencement Date.

     6.04. Accounting Periods. Landlord shall have the right from time to time to change the periods of accounting hereunder to any other annual period than a Calendar Year, and upon any such change, all items referred to in this Article 6 shall be appropriately apportioned. In all statements rendered under Section 6.02, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a statement shall be included therein on the basis of Landlord's estimate and with respect thereof Landlord shall render promptly after determination a supplemental statement and appropriate adjustment shall be made according thereto.

         6.05. Abatement of Taxes. Landlord may at any time and from time to time make application to the appropriate Governmental Authority for an abatement of Taxes. If (i) such an application is successful and (ii) Tenant has made any payment in respect of Taxes pursuant to this Article 6 for the period with respect to which the abatement was granted, Landlord shall (a) deduct from the amount of the abatement all expenses incurred by it in connection with the application, (b) credit to Tenant's account Tenant's Share (adjusted for any period for which Tenant had made a partial payment) of such abatement, with interest, if any, paid by the Governmental Authority on such abatement, and (c) retain the balance, if any.

     6.06. Electric Service; Payment as Additional Rent. The Estimated Cost of Electrical Service is Landlord's estimate of the cost (on the date hereof) of lighting the Premises and operating Tenant's office equipment. This estimate is based on information supplied to Landlord by Tenant and shall be subject to adjustment as hereinafter set forth. Tenant shall reimburse Landlord for the cost of providing such electrical energy by paying to Landlord the Estimated Cost of Electrical Service. Tenant shall pay Landlord (without previous demand therefor) such amount in monthly installments on the same day on which Basic Rent is due. If Tenant (a) connects equipment (i) other than normal office equipment (ii) which operates in excess of 120 volts nominal to the Building Distribution System or (b) operates any such equipment beyond Normal Building Operating Hours, the Estimated Cost of Electrical Service shall be increased by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord. If Landlord and Tenant cannot agree on the amount of such increase, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and reasonably satisfactory to Tenant and paid equally by both parties. All additional risers or other equipment required for equipment other than normal office equipment or equipment which operates on 120 volts nominal shall be provided by Landlord, and the cost thereof shall be paid by Tenant.

     Tenant shall have the right during the construction of the initial Tenant improvements to install at its own cost and expense, a check meter to verify any increase made in the Estimated Cost of Electrical Service. The meter must be a meter which registers consumption, and if applicable, demand and must be installed by a licensed electrical contractor agreeable to Landlord. All billings will be based on the actual readings subject to further adjustments per the terms of this Section 6.06.

     6.07 Audit. Upon Tenant's request, Landlord shall deliver with Landlord's annual statement under Section 6.02 such substantiating documentation as Tenant may reasonably request. Tenant shall have the right, to be exercised within 30 days after delivery of Landlord's statement, to cause Landlord's determination of Operating Expenses and Taxes to be audited by a certified public accountant reasonably acceptable to Landlord. If such audit shall indicate that Landlord's determination of any of the foregoing is (i) overstated, or (ii) understated, then in the case of (i) Landlord shall credit the difference against monthly installments of Rent next thereafter coming due (or refund the difference if the Lease Term has ended and Tenant has no further obligation to Landlord), or in the case of (ii) Tenant shall pay to Landlord, as additional Rent, the amount of such excess. The cost of such audit shall be paid for by Tenant unless such audit shall indicate an overstatement of more than 5% in which case the cost of such audit shall be paid for by Landlord. Landlord's obligation under this 6.07 shall survive the expiration of the Lease Term or earlier termination of this Lease.

                                    ARTICLE 7

                 Improvements, Repairs, Additions, Replacements
                 ----------------------------------------------

     7.01. Preparation of the Premises. Tenant hereby accepts delivery of the Premises Part B in their "as is" condition as of the Term Commencement Date and the Premises Part A as of April 1, 1998. Notwithstanding the foregoing, Landlord represents and warrants that the Premises and the base building systems serving the Premises (specifically excluding the air distribution systems) are in good working order and condition. Tenant acknowledges that a portion of Premises Part B is currently occupied by Circadian Physiology ("Circadian") and a portion of Premises Part A is currently occupied by Verisign ("Verisign"). Landlord agrees to deliver the portion of Premises Part B occupied by Circadian free of occupants by October 31, 1997, and the portion of Premises Part A occupied by Verisign free of occupants by March 31, 1998. Any delay in such delivery beyond the agreed upon dates shall result in a proportionate reduction in Rent on a day to day basis for each day of such delay.

     The Premises shall be prepared by Tenant as shown on Tenant's final plans and specifications for initial Tenant Improvements, which final plans and specifications shall be in accordance with the criteria set forth on Schedules 1 and 2 hereof. Landlord and Tenant agree that Spaulding & Slye Construction shall be the general contractor for the initial Tenant Improvements; provided, that, the total cost to be charged by said general contractor is competitive with bids by other qualified general contractors; and provided further, that all subcontracts are competitively bid. Landlord agrees to (i) pay for (a) the modification of the fire alarm system in the Building, (b) the installation of the basic sprinkler grid in the Building and (c) the installation of any Building systems and/or equipment necessary to bring the Premises into compliance with all Legal Requirements and Insurance Requirements as of the Term Commencement Date (excluding any such systems and/or equipment required as a result of any action undertaken by Tenant in performing the initial Tenant Improvements), (d) the demolition of the interior office spaces in the portion of the Premises Part B denoted as the "Demolition Area" on Exhibit B and (e) the demolition of the interior wall separating the two major spaces that currently comprises Premises Part B along with any ceiling repair necessitated by such demolition and (ii) provide Tenant with a construction allowance of twelve dollars ($12.00) per square foot of Premises Part B and ten dollars ($10.00) per square foot of Premises Part A ("Tenant Allowance") which shall be paid by Landlord to Tenant within 30 days after receipt by Landlord of the bill therefor. Such Tenant Allowance shall include architectural and engineering costs and up to $35,000.00 for data and telecommunications wiring. Any costs incurred for the preparation of the Premises in excess of the Tenant Allowance shall be paid by Tenant. Tenant hereby covenants and agrees that at least seventy-five (75%) percent of the Tenant Allowance shall be used by Tenant for leasehold improvements to the Premises. If any portion of the Tenant Allowance above the seventy-five (75%) percent minimum is not utilized by Tenant, said portion shall be applied as a credit against Basic Rent amortized and applied over the remaining Term of this Lease using the Stated Expiration Date of March 31, 2003 as the endpoint of the amortization period.

     7.02. Alterations and Improvements. Tenant shall not make alterations or additions to the Premises except in accordance with plans and specifications therefor first approved in writing by Landlord not to be unreasonably withheld or delayed. Landlord shall review such plans and specifications and shall at that time notify Tenant in writing whether the alterations and improvements set forth in the plans and specifications must be removed at Tenant's expense on or before the Termination Date. Tenant shall not hang shades, curtains, signs, awnings or other materials, attach any materials to or make any change in the appearance of any glass visible from outside of the Premises, add any window treatment of any kind or make improvements or install furniture visible from outside of the Premises, without Landlord's prior written consent not to be unreasonably withheld or delayed. Without limitation, Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which would (a) delay completion of the Premises or the Building, (b) adversely affect the character, outside appearance, value, usefulness, or rentability of the Building or any part thereof, or any of the facilities, equipment or improvements therein, (c) involve any structural changes or weaken or impair (temporarily or permanently) the structure or lessen the value or usable area of the Building or the Land either during the making of any alteration, addition or improvement or upon their completion, (d) require unusual expense to readapt the Premises to normal office use upon termination of this Lease or (e) increase (i) the cost of construction or insurance or (ii) Taxes. All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by Landlord and shall be performed in such manner as to maintain harmonious labor relations and not to damage the Building, the Land, or the Premises or interfere with the Building operation or the Land operation and, except for installation of furnishings, shall be performed by contractors or workmen first approved in writing by Landlord. Except for work done by or through Landlord, Tenant before its work is started shall: secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; and cause each contractor to carry workmen's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than $300,000-$500,000, and property damage insurance with limits of not less than $100,000 (all such insurance to be written in companies rated "A" or better by A. M. Best and Company, and approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord evidence of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done in the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and immediately to discharge any such liens which may so attach. All construction work done by Tenant, its agents, employees or independent contractors shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements and the Rules and Regulations. Landlord may inspect such work at any time or times and shall promptly give notice to Tenant of any observed defects. If any observed defects are not promptly corrected or if work performance does not conform to the approved plans and specifications, Landlord at its sole option may stop all work from continuing until all defects are cured or all work conforms to the approved plans and specifications.

     7.03. Maintenance. Tenant shall, at all times during the Lease Term, and at its own cost and expense, (i) keep and maintain (or cause to be kept and maintained) the Premises in the same repair and condition existing on the Term Commencement Date with respect to Premises Part B and on April 1, 1998 with respect to Premises Part A (ordinary wear and tear and damage by fire or casualty or taking by eminent domain only excepted) and (ii) use all reasonable precaution to prevent waste, damage, or injury thereto.

     Notwithstanding the foregoing, Landlord shall, at all times during the Lease Term and at its own cost and expense, keep in good order, condition and repair, the structural elements of the Building and the Premises, including without limitation, the heating, ventilating, air conditioning, mechanical, electrical and plumbing systems not exclusively serving the Premises.

     7.04. Redelivery. On the Lease Termination Date, Tenant shall quit and surrender the Premises free and clear of all tenants, occupants, liens, and encumbrances whatsoever except (i) Permitted Exceptions and (ii) encumbrances, restrictions or reservations caused by or consented to by Landlord and Land Lessor in their sole judgment and absolute discretion. Tenant shall, subject to the provisions of Articles 17 and 18 hereof, surrender the Premises to Landlord broom clean and in the same condition and repair existing on the Rent Commencement Date with respect to Premises Part B and on April 1, 1998 with respect to Premises Part A or may have been put in during the Term (ordinary wear and tear, damage by fire or casualty and taking by eminent domain only excepted) with all damages occasioned by Tenant's removal of Tenant's fixtures or equipment repaired at Tenant's expense to Landlord's satisfaction.

                                    ARTICLE 8

                                Building Services
                                -----------------

     8.01. Building Services. Landlord shall furnish, or cause to be furnished, during the Lease Term the Basic Services and the janitorial services described on Schedule 3 attached hereto.

     8.02. Other Janitors. No persons shall be employed by Tenant to do janitorial work in the Premises and no persons other than the janitors of Building shall clean the Premises unless Landlord shall give its written consent thereto. Any person employed by Tenant with Landlord's consent to do janitorial work shall, while in the Building, either inside or outside the Premises, be subject to and under the control and direction of the Landlord's Representative (but not as agent or servant of said Landlord's Representative).

     8.03. Additional Services. Tenant will pay Landlord a reasonable charge for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant and for any Additional Services rendered at the request of Tenant. Tenant has requested and Landlord has agreed to provide as an Additional Service, mid-day cleaning (five (5) times per week) of the lavatories servicing the Premises by a day porter. If the cost of cleaning the Premises shall be increased due to the installation in the Premises, at Tenant's request, of any unique or special materials, finish, or equipment, Tenant shall pay the Landlord an amount equal to such increase in cost. All charges for Additional Services shall be Additional Rent and shall be due and payable within ten (10) days of the date on which they are billed.

     8.04. Limitations on Landlord's Liability. Landlord shall not be liable in damages, nor in default hereunder, for any failure or delay in furnishing any of the Basic Services or Additional Services when such failure or delay is occasioned by Force Majeure or by the act or default of Tenant. No such failure or delay shall be held or pleaded as an eviction or disturbance in any manner whatsoever of Tenant's possession or give Tenant any right to terminate this Lease or give rise to any claim for set-off or any abatement of Rent or of any of Tenant's obligations under this Lease.

     8.05. Electric Service. Subject to Section 6.06 Landlord shall furnish electrical energy required for lighting the Premises and operating Tenant's office equipment used in the Premises. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (1) Landlord shall give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord shall permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to use (in common with others) the existing feeders, risers, wiring, and other electrical facilities serving the Premises for such purpose to the extent they are suitable and safely capable; (3) Landlord shall pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and pay for such other installations as such public utility may require, as a condition to providing comparable electrical service to Tenant unless Landlord is required to discontinue the furnishing of electrical energy, in which event all of the costs and charges set forth in this clause (3) shall be paid by Tenant; (4) Tenant's obligations under Section 6.06 shall end; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

                                    ARTICLE 9

                          Tenant's Particular Covenants
                          -----------------------------

     9.01. Pay Rent. Tenant shall pay when due all Rent and all charges for utility services rendered to the Premises not included in Rent and, as further Additional Rent, all charges of Landlord for Additional Services.

     9.02. Occupancy of the Premises. Tenant shall occupy the Premises continuously from the Term Commencement Date for the Permitted Uses only. Tenant shall not (i) injure or deface the Premises or the Building, (ii) install any sign in or on any window, demising wall, corridor, elevator foyer, or Common Area, (iii) permit in the Premises any inflammable fluids or chemicals not reasonably related to the Permitted Uses, nor (iv) permit any nuisance or any use of the Premises which is improper, offensive, contrary to any Legal Requirement or Insurance Requirement or liable to render necessary any alteration or addition to the Building.

     9.03. Rules and Regulations. Tenant shall not obstruct in any manner any portion of the Building or the Land. Tenant will comply with all Rules and Regulations. Landlord has the right at any time to add, delete or change the Rules and Regulations.

     9.04. Safety. Tenant shall keep the Premises equipped with all safety appliances required by Legal Requirements or Insurance Requirements because of any use made by Tenant. Tenant shall procure all Authorizations so required because of such use and, if requested by Landlord, shall do any work so


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

required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Permitted Uses.

     9.05. Equipment. Tenant shall not place a load upon the floor of the Premises exceeding the live load of 70 psi; and shall not move any safe or other equipment weighing more than 50 psi in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant shall isolate and maintain all of Tenant's business machines and mechanical equipment which cause or may cause airborne or structure-borne vibration or noise, whether or not it may be transmitted to any other Premises, so as to eliminate such vibration or noise.

     9.06. Electrical Equipment. Tenant shall not, without prior written notice to Landlord in each instance connect to the Building electric distribution system anything other than normal office equipment. Tenant hereby notifies Landlord that Tenant shall be operating its normal office equipment on a regular basis beyond Normal Building Operating Hours and shall pay for such additional electrical service in accordance with Section 6.06 above. Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the Premises. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances, or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of the Premises.

     9.07. Pay Taxes. Tenant shall pay promptly when due all Taxes upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomsoever assessed.

                                   ARTICLE 10

                        Requirements of Public Authority
                        --------------------------------

     10.01. Legal Requirements. Tenant shall, at its own cost and expense, promptly observe and comply with all Legal Requirements applicable to the Premises. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this
Article 10. Notwithstanding anything contained herein to the contrary, Tenant shall have no obligation to make any structural or capital improvements or alterations to the Premises to comply with Legal Requirements unless due to Tenant's specific use of the Premises beyond general office Use. Landlord represents that as of the date of this Lease, the Common Areas comply with all applicable building codes.

     10.02. Contests. Tenant shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required), without cost, expense, liability, or damage to Landlord, the validity or application of any Legal Requirement and, if compliance with any of the terms of any such Legal Requirement may legally be delayed pending the prosecution of any such proceeding, Tenant may delay such compliance therewith until the final determination of such proceeding, provided in each case that: (a) Landlord shall not be subject to civil or criminal penalty or to prosecution for a crime, nor shall the Land, the Building, or any equipment and improvements therein or any part thereof be subject to being condemned or vacated, or subject to any lien or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord the bond of a surety company satisfactory to Landlord, in form and substance satisfactory to Landlord and in an amount equal to one hundred percent (100%) of the cost of such compliance (as estimated by Landlord) and shall indemnify Landlord against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance; (c) such non-compliance or contest shall not constitute or result in any violation of the Mortgage, the Land Lease, any Future Mortgage, or any Future Land Lease, or if the Mortgagee, the Land Lessor, any Future Land Lessor, or any Future Mortgagee shall condition such non-compliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord and, if required or requested, the Land Lessor, the Mortgagee, any Future Mortgagee, or any Future Land Lessor regularly advised as to the status of such proceedings in good faith. Landlord shall be deemed subject to prosecution for a crime if Landlord, the Land Lessor, the Mortgagee, any Future Land Lessor or any Future Mortgagee or any of their officers, directors, partners, shareholders, agents or employees, is charged with a crime of any kind whatever unless such charge is withdrawn five (5) days before such party is required to plead or answer thereto. This Section 10.02 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 11

                             Covenant Against Liens
                             ----------------------

     11.01. Mechanics Liens. Landlord's right, title and interest in the Premises or the Land or the Building shall not be subject to or liable for liens of mechanics or materialmen for work done on behalf of Tenant in connection with improvements to the Premises. Notwithstanding such restriction, if because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for payment of money shall be filed against any portion of the Premises or the Land or the Building, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within fifteen (15) days after the filing thereof.

     11.02. Right to Discharge. Without otherwise limiting any other remedy of Landlord for default hereunder, if Tenant shall fail to cause such liens to be discharged of record or bonded within the aforesaid fifteen (15) day period, then Landlord shall have the right to cause the same to be discharged. All amounts (including reasonable attorneys' fees) paid by Landlord to cause such liens to be discharged shall constitute Additional Rent, payable immediately upon demand by Landlord.

                                   ARTICLE 12

                               Access to Premises
                               ------------------

     12.01. Access. Landlord or Landlord's agents and designees shall have the right, but not the obligation, to enter upon the Premises at all reasonable times upon reasonable prior notice to Tenant and, in the case of an emergency, at any time, to examine same, make any repairs at Tenant's sole cost and expense, which Landlord deems necessary, and to exhibit the Premises to prospective purchasers, mortgagees, and tenants, but in the latter case only during ordinary business hours and only during the last six (6) months of the Lease Term.

     12.02. Tenant's Access. Tenant shall have access to the Premises seven (7) days per week, twenty-four (24) hours per day.

                                   ARTICLE 13

                           Assignment and Sublettinq:
                           --------------------------
                             Occupancy Arrangements
                             ----------------------

     13.01. Sublettinq and Assignment. Subject to Exhibit F to this Lease, Tenant shall not (either voluntarily or by operation of law) enter (nor may Landlord cause, suffer or permit Tenant to enter) into a Prohibited Occupancy Arrangement, and any Prohibited Occupancy Arrangement shall be absolutely void and ineffective for any purpose. Tenant shall not enter into any other Occupancy Arrangement, either voluntarily or by operation of law, without the prior written consent of Landlord.

     Subject to Exhibit F to this Lease, if Tenant intends to enter into an Occupancy Arrangement which requires Landlord's consent, Tenant shall so notify Landlord in writing, stating the name of (and a financial statement with respect to) the Person with whom Tenant intends to enter into such Arrangement, the exact terms of the Arrangement and a precise description of the portion of the Premises intended to be subject thereto. Within ten (10) business days of receipt of such writing, Landlord shall (i) withhold its consent to such Occupancy Arrangement, (ii) consent to such Occupancy Arrangement, or (iii) if such Occupancy Arrangement involves assigning or subletting more than thirty (30%) percent of the Premises to any one occupant, terminate this Lease with respect to so much of the Premises as is intended to be subject thereto, for the term of such Arrangement.

     Notwithstanding the provisions of this Section 13.01 to the contrary, Landlord agrees not to withhold its consent to an Occupancy Arrangement with an Affiliate of Tenant or with a successor entity by reason of merger with, acquisition of or consolidation with Tenant provided such Affiliate or successor entity has at the time of such proposed Occupancy Arrangement a net worth equal or greater to the net worth of Tenant on the date of execution of this Lease provided the Premises will be used for the Permitted Uses.

     Notwithstanding the provisions of this Section 13.01 to the contrary, provided that Tenant is not default under this Lease beyond applicable cure periods, Landlord's consent shall not be unreasonably withheld or delayed to an Occupancy Arrangement for the use set forth in Section 5.01 hereof provided the proposed assignee or sublessee meets such standards as Landlord may reasonably impose. Tenant understands and agrees that such standards shall include at least the following criteria:

     (i) The business reputation of the proposed assignee or sublessee and its partners, officers, directors and stockholders;

     (ii) The operating experience of the proposed assignee or sublessee in the business represented by the use described in Section 5.01, such that Landlord can reasonably expect that the performance of all of Tenant's obligations will not be reduced following such assignment or sublease; and

     (iii) The financial condition and credit worthiness of the proposed assignee or sublessee being no less than the financial condition and credit worthiness of Tenant on the date of executing of this Lease.

     If the Landlord consents to such Occupancy Arrangement, Tenant shall (i) enter into such Arrangement on the exact terms described to Landlord within fourteen (14) days of Landlord's consent and deliver to Landlord, to Land Lessor, and to the Mortgagee an executed original counterpart of such Occupancy Arrangement and (ii) remain liable for the payment and performance of the terms and covenants of this Lease. If Tenant enters into such an Arrangement, Tenant shall pay to Landlord when received the net excess (allowing for Tenant's reasonable expenses in connection with entering into such Occupancy Arrangement), if any, of amounts received in respect of such Occupancy Arrangement over the Rent.

     Tenant shall not be released by any such assignment or sublet but shall continue to be fully responsible for the due performance of the obligations hereunder, including, but not limited to the redelivery provisions of Section 7.04.

     If Landlord terminates this Lease, all Rent due shall be adjusted as of the day the Premises (or portion thereof) are redelivered to Landlord. Any portion of the Premises so redelivered shall be in the condition specified in Section
7.04 hereof.

                                   ARTICLE 14

                                    Indemnity
                                    ---------

     14.01. Tenant's Indemnity. To the fullest extent permitted by law, Tenant shall indemnify and save harmless Landlord and Land Lessor from and against any and all liabilities, damages, penalties, and judgments and from and against any claims, actions, proceedings, and expenses and costs in connection therewith, including reasonable counsel fees, arising from injury to persons or property sustained by anyone in and about the Premises, or the Building or the Land resulting from any act or omission of Tenant, or Tenant's officers, agents, servants, employees, contractors, sublessees, or invitees. Tenant shall, at its own cost and expense, defend (with counsel first approved by Landlord) any and all suits or actions (just or unjust) in which Landlord or the Land Lessor may be impleaded with others upon any such above-mentioned matter, claim or claims, except as may result from the acts as set forth in Section 14.02. All merchandise, furniture, fixtures, and property of every kind, nature, and description of Tenant or Tenant's employees, agents, contractors, invitees, visitors, or guests which may be in or upon the Premises, the Land or the Building during the Lease Term shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be damaged, destroyed, stolen, or removed by reason of any cause or reason whatsoever, other than the gross negligence or intentional acts of Landlord, no part of said damage or loss shall be charged to or borne by Landlord.

     14.02. Landlord's Liability. Except for its intentional acts or negligence or the intentional acts or negligence of its officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings, or improvements, or to any person or persons, at any time in the Premises or the Building or the Land, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, invitees, customers, or sublessees.

                                   ARTICLE 15

                                    Insurance
                                    ---------

     15.01. Liability Insurance. Tenant shall provide or cause to be provided at its expense, and keep in force during the Lease Term: (i) comprehensive general liability insurance (containing a broad form Liability Extension Endorsement) in a good and solvent insurance company or companies licensed to do business in the Commonwealth of Massachusetts, whose rating is at least an "A" by A. M. Best selected by Tenant and reasonably satisfactory to Landlord and in an amount reasonably required by Landlord but in any event not less than Two Million Dollars ($2,000,000.00) with respect to injury or death to any one person and Two Million Dollars ($2,000,000.00) with respect to injury or death to more than one person in any one accident or other occurrence and Five Hundred Thousand Dollars ($500,000.00) with respect to damages to property; and (ii) workers' compensation and employers' liability insurance with statutory limits covering all of Tenant's employees on the Premises.

     15.02. General. All insurance policies required by this Article 15 shall include Landlord, Land Lessor, the Mortgagee, Landlord's Representative, and any Future Mortgagee as additional insurers. Tenant agrees to deliver evidence of insurance to Landlord as of the date hereof and thereafter not less than thirty
(30) days prior to the expiration of any such policy. Such insurance shall not be cancellable without thirty (30) days' prior written notice to Landlord.

     15.03. Property Insurance. Tenant shall cause its improvements and betterments to the Premises to be insured for the benefit of Landlord, Tenant, Land Lessor, the Mortgagee, and any Future Mortgagee as their respective interests may appear, by "All Risk" type coverage in an amount equal to the greater of (i) the replacement cost thereof, if insurance in such amount is available, or (ii) the amount necessary to avoid the effect of co-insurance provisions of the applicable policies. In addition, Tenant shall obtain the following endorsements to such policy: (i) Agreed Amount and (ii) an Inflation Guard Endorsement with an annual percentage of at least 1.50%. Evidence thereof shall be delivered to Landlord. Landlord shall, at Tenant's cost and expense, cooperate fully with Tenant and execute any and all consents and other instruments and take all other actions necessary to obtain the largest possible recovery. Landlord shall not carry any insurance concurrent in coverage and contributing in the event of loss with any insurance required to be furnished by Tenant hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

                                   ARTICLE 16

                              Waiver of Subrogation
                              ---------------------

     16.01. Waiver of Subrogation. All insurance policies carried by either party covering the Premises, including but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer to make any claim against the other party or against the Land Lessor. The parties hereto agree that their policies will include such waiver clause or endorsement. Landlord and Tenant hereby each hereby waive all claims, causes of action, and rights of recovery against the other and against the Land Lessor and their respective partners, against, officers, and employees, for any damage to or destruction of persons, property, or business which shall occur on or about the Premises and shall result from any of the perils insured under any and all policies of insurance maintained by Landlord and Tenant, regardless of cause, including the negligence and intentional wrongdoing of either party and their respective agents, officers, and employees, but only to the extent of recovery, if any, under such policy or policies of insurance; provided, however, that this waiver shall be null and void to the extent that any such insurance shall be invalidated by reason of this waiver.

                                   ARTICLE 17

                              Damage or Destruction
                              ---------------------

     17.01 Substantial Damage. If the Building or any part thereof shall be damaged by fire or other casualty to the extent that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged) or if as a result the Mortgagee or any Future Mortgagee requires that Proceeds payable be used to retire any mortgage debt, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If this Lease is so terminated, Rent shall be abated as of the date of such damage.

     17.02. Restoration. If Landlord does not terminate this Lease pursuant to
Section 17.01, Landlord shall, within seventy-five (75) days after receipt by Landlord of the Proceeds payable in respect of such fire or other casualty, proceed with reasonable diligence to repair and restore the Building (subject to Force Majeure) to substantially the same condition in which it was immediately prior to the occurrence of the casualty; provided, however, that (i) Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture, furnishings, fixtures or equipment all of which Tenant shall be obligated to rebuild, repair and replace and (ii) in no event shall Landlord be obligated to spend in connection with such repair and restoration an amount in excess of the Proceeds actually received by Landlord and allocable thereto. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If such repair and restoration is not substantially completed within two hundred forty (240) days from the date of such damage, or if such damage shall occur during the last year of the Term, Tenant shall have the right to terminate this Lease on written notice to Landlord. If this Lease is so terminated, Rent should be abated as of the date of such damage.

                                   ARTICLE 18

                                 Eminent Domain
                                 --------------

     18.01. Total Taking. If the Premises or the Building should be the subject of a Total Taking, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority.

     18.02. Partial Taking. If there occurs a Partial Taking, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues or Tenant may terminate this Lease if there is a Partial Taking of the Premises which renders the balance of the Premises unsuitable for Tenant's business purposes, in either event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If upon any such Partial Taking this Lease is not terminated, Rent shall be abated by an amount representing that part of the Rent properly allocable to the portion of the Premises so taken and Landlord shall, at Landlord's sole expense, restore and reconstruct the Building and the Premises to substantially their former condition to the extent that the same, in Landlord's judgment, may be feasible; provided, however, that (i) Landlord shall not be required to rebuild, repair, or replace any part of Tenant's Leasehold Improvements, all of which Tenant shall be obligated to rebuild, repair and replace, and (ii) in no event shall Landlord be required to spend an amount to restore or reconstruct the portion of the Premises unaffected by the Partial Taking in excess of the net amount (after expenses of collection) of the Proceeds received by Landlord as compensation awarded upon a Taking.

     18.03. Awards and Proceeds. All Proceeds payable in respect of a Taking shall be the property of Landlord. Tenant hereby assigns to Landlord all rights of Tenant in or to such Proceeds, provided that Tenant shall be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures but only if such a separate award will not diminish the amount of Proceeds payable to Landlord.


                                   ARTICLE 19

                                 Quiet Enjoyment
                                 ---------------

     19.01. Landlord's Covenant. Provided that an Event of Default has not occurred and is not then continuing, Tenant shall, subject to the Permitted Exceptions, quietly have and enjoy the Premises during the Lease Term, without hindrance or molestation from any Person lawfully claiming by, through, or under Landlord.

     19.02. Subordination. This Lease is and shall be subject and subordinate to
(i) the Land Lease, (ii) the Mortgage, (iii) any Future Land Lease, and (iv) any Future Mortgage, and to each advance made or hereafter to be made under the Mortgage or any Future Mortgage provided that the Land Lessor, the Mortgagee, any Future Land Lessor, or any Future Mortgagee which succeeds to the interest of Landlord (any such Future Mortgagee, Land Lessor, Future Land Lessor, the Mortgagee or any other Person or successor or assignor being hereinafter collectively called the "Successor Mortgagee/Lessor"), agrees in writing that Tenant's possession of the Premises will not be disturbed so long as Tenant is not in default under this Lease beyond any applicable grace period. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate, in recordable form, that Landlord, the Land Lessor, the Mortgagee, any Future Land Lessor or any Future Mortgagee may request.

     19.03. Notice to Mortgagee and Land Lessor. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless Tenant shall have first given to the Land Lessor, the Mortgagee, any Future Land Lessor, and any Future Mortgagee, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of notice of Assignment of Rents and Leases or otherwise) of the address of the Land Lessor, the Mortgagee, any Future Land Lessor, and any Future Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Land Lessor, the Mortgagee, any Future Land Lessor, and any Future Mortgagee shall have an additional sixty (60) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days the Land Lessor, the Mortgagee, any Future Land Lessor, or any Future Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued. Notwithstanding the foregoing provisions of this Section, nothing herein contained shall be deemed to impose any obligation on the Land Lessor, the Mortgagee, any Future Land Lessor, or any Future Mortgagee to correct or cure any such condition.

     19.04. Other Provisions Regarding Mortgagees. If this Lease or the Rent due hereunder is assigned to the Mortgagee or any Future Mortgagee as collateral security for a loan, neither the Mortgagee nor any Future Mortgagee, as the case may be, shall be deemed to have assumed any of Landlord's obligations hereunder solely as a result of said assignment. Either the Mortgagee or any Future Mortgagee to whom this Lease has been so assigned shall be deemed to have assumed such obligations only if (i) by the terms of the instrument of assignment the Mortgagee or any Future Mortgagee, as the case may be, specifically elects to assume such obligations or (ii) the Mortgagee or any Future Mortgagee, as the case may be, has (a) foreclosed its mortgage, (b) accepted a deed in lieu thereof, or (c) taken possession of the Premises by entry or otherwise. Even if the Mortgagee or any Future Mortgagee, as the case may be, so assumes the obligations of Landlord hereunder, (i) any such obligation under Section 24.01 to return the Security Deposit to the Tenant shall be limited to the amount actually received by the Mortgagee or any Future Mortgagee, as the case may be, with respect thereto, and (ii) the Mortgagee or any Future Mortgagee, as the case may be, will be liable for breaches of any of Landlord's obligations hereunder only to the extent such breaches occur during the period of ownership by the Mortgagee or any Future Mortgagee, as the case may be, after foreclosure (or any conveyance by a deed in lieu thereof), all as set forth in Section 25.11 hereof.

     19.05. Further Provisions Regarding the Land Lessor. If the Land Lessor or any Future Land Lessor succeeds to the interest of Landlord, in no event shall Land Lessor or any Future Land Lessor be liable for any act or omission of Landlord, liable for the return of the Security Deposit, if any, subject to any offsets or defenses which Tenant may have against Landlord, bound by any Rent which Tenant might have prepaid for more than the current month, or bound by any amendment or modification of this Lease made without Land Lessor's or any Future Land Lessor's written consent.

                                   ARTICLE 20

                           Defaults; Events of Default
                           ---------------------------

     20.01. Defaults. The following shall, if any requirement for notice or lapse of time or both has not been met, constitute Defaults, and, if such conditions have been met, constitute Events of Default hereunder:

     (1)    The occurrence of any event set forth in Article 21 hereof;

     (2) Subject to Section 20.01(5) below, the failure of Tenant to pay Rent (or any other payment due to Landlord under this Lease) when the same shall be due and payable and the continuance of such failure for a period of five (5) days after receipt by Tenant of notice in writing from Landlord specifying such failure; or

     (3) The failure of Tenant to observe any covenant made by it in Sections 5.01, 13.01, 15.01, 15.02, 15.03 and 25.04 hereof; or

     (4) The failure of Tenant to keep, observe, or perform any of the other covenants, conditions, and agreements herein contained on Tenant's part to be kept, observed, or performed and the continuance of such failure without the curing of same for a period of twenty (20) days after receipt by Tenant of notice in writing from Landlord specifying in reasonable detail the nature of such failure; or

     (5) If Tenant shall default in the timely payment of Rent more than two times in any period of twelve (12) months during the Term hereunder, then, notwithstanding that such defaults shall have each been cured within the applicable period, then any similar default shall be deemed to be deliberate and Landlord may thereafter serve a notice of termination upon Tenant without affording to Tenant an opportunity to cure such default.

     20.02. Tenant's Best Efforts. In the event that the Default of which Landlord gives notice is of such a nature that it cannot be cured upon receipt of notice from Landlord or within the applicable period set forth in Section 20.01, above, then such Default shall not be deemed to continue so long as Tenant, after receiving such notice, proceeds to cure the Default as soon as reasonably possible and continues to take all steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. No Default shall be deemed to continue if and so long as Tenant shall be so proceeding to cure the same in good faith or be delayed in or prevented from curing the same by reason of Force Majeure.

                                   ARTICLE 21

                                   Insolvency
                                   ----------

     21.01. Insolvency. If (l) there occurs with respect to Tenant an Insolvency or (2) any execution or attachment is issued against Tenant or any of its property and as a result thereof the Premises are taken or occupied by some Person other then the Tenant, except as may herein be permitted, then an Event of Default hereunder shall be deemed to have occurred so that the provisions of
Article 22 hereof shall become effective and Landlord shall have the rights and remedies provided for therein.

                                   ARTICLE 22

                     Landlord's Remedies; Damages on Default
                     ---------------------------------------

     22.01. Landlord's Remedies. If an Event of Default shall occur, Landlord may, at its option, give to Tenant a notice terminating this Lease upon a date specified in such notice, which date sell be not less than three (3) Business Days after the date of receipt by Tenant of such notice from Landlord, and upon the date specified in said notice, the term and estate hereby vested in Tenant shall cease and any and all other right, title, and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire Lease Term had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

     If such Event of Default results from Tenant's failure to pay a charge for an Additional Service pursuant to Section 8.03 hereof, Landlord may, without further notice to Tenant, discontinue any or all of such Additional Services.

     If an Event of Default shall occur, Landlord shall be relieved of its undertakings under Article 13 hereof.

     22.02. Surrender. Upon termination of this Lease as the result of an Event of Default, Tenant shall quit and peacefully surrender the Premises to Landlord. Landlord, upon or at any time after any such termination, may without further notice, enter the Premises and possess itself thereof by summary proceedings or otherwise, and may dispossess Tenant and remove Tenant and all other Persons and property from the Premises and may have, hold and enjoy the Premises and the right to receive all rental income of and from the same.

     22.03. Right to Relet. At any time or from time to time after any such termination, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

     22.04. Survival of Covenants. No such termination of this Lease shall relieve Tenant of its liability and obligations under this Lease and such liability and obligations shall survive any such termination. Tenant shall indemnify and hold Landlord harmless from all loss, cost, expense, damage, or liability arising out or in connection with such termination.

     22.05. Damages. Upon such termination, Tenant shall pay to the Landlord the Rent up to the time of such termination. Tenant shall also pay Landlord monthly on the days on which Basic Rent would have been payable, as damages for Tenant's default, the amount by which:

     (1) the amount of Rent which would be payable under this Lease by Tenant if this Lease were still in effect, exceeds

     (2) the net proceeds of any reletting, after deduction of all Landlord's reasonable reletting expenses, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting.

     At any time after such termination, in lieu of collecting the monthly difference as aforesaid, Landlord shall be entitled to recover from Tenant on demand, as and for liquidated and agreed damages for Tenant's Default, the difference between

     (1) the aggregate Rent which would have been payable under this Lease by Tenant from the date of such termination until the Stated Expiration Date, less

     (2) the fair and reasonable rental value of the Premises for the same period less Landlord's reasonable estimate of expenses to be incurred in connection with reletting the Premises, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting.

     If the Premises or any part thereof are relet by the Landlord before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

     Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     22.06. Right to Equitable Relief. In the event there shall occur a Default or threatened Default, Landlord shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

     22.07. Right to Self Help. If an Event of Default shall occur and be continuing, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such Default. In performing such obligation, Landlord may make any payment of money or perform any other act.

     The aggregate of (i) all sums so paid by Landlord, (ii) interest (at the rate of lO% per annum or the highest rate permitted by law, whichever is less) on such sum, and (iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Rent under this Lease and shall be payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

     22.08 Self Help. Subject to Section 19.03, in the event Landlord fails to perform its obligations hereunder and such failure continues for thirty (30) days after receipt of written notice from Tenant to Landlord, Tenant may perform such obligations and charge Landlord for all reasonable costs and expenses incurred in connection therewith.

     22.09. Further Remedies. Upon any termination of this Lease pursuant to
Section 22.01, or at any time thereafter, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, re-enter the Premises, and recover possession thereof and may dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statutes; but Tenant in such case shall remain liable to Landlord as hereinbefore provided.

                                   ARTICLE 23

                                     Waivers
                                     -------

     23.01. No Waivers. Failure of Landlord to complain of any act or omission on the part of Tenant no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder. No waiver by Landlord at any time, expressed or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a partial payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy.

                                   ARTICLE 24

                                Letter of Credit
                                ----------------

     24.01. Letter of Credit. Upon the execution of this Lease, Tenant shall deposit with Landlord evidence from _______________ Bank (the "Approved Issuing Bank") an irrevocable letter of credit in the amount of $124,740.00 which shall be increased to $367,790.00 prior to the payment to Tenant of the Tenant Allowance for the Premises Part A (the "Letter of Credit") as security for the payment and performance by Tenant of all its obligations hereunder. During the Term of this Lease, as may be extended, Tenant will keep the Letter of Credit in full force and in compliance with the provisions of this Lease.

     Notwithstanding the foregoing, and provided that an Event of Default shall not have occurred and be continuing, the Letter of Credit shall be reduced to $294,232.00 on the first anniversary of the date of execution of this Lease, to $220,674.00 on the second anniversary of the date of execution of this Lease, and to $173,500.00 on the third anniversary of the date of execution of this Lease through the Stated Expiration Date. Provided, further, upon completion of an initial public offering by Tenant, or the acquisition of the stock or assets of Tenant by an entity with annual sales in excess of $50 million, the Letter of Credit shall be reduced to $173,500.00.

     In the event that (i) any default of Tenant occurs hereunder and continues beyond the applicable cure period (if any), or (ii) Landlord transfers its ownership of the Premises to a third party and the Approved Issuing Bank does not consent to the transfer of any beneficial interest in the Letter of Credit to such third party or issue a replacement Letter of Credit in identical form to such third party, or (iii) any such Letter of Credit will expire by its terms in less than thirty (30) days and Tenant has failed to provide a successor Letter of Credit issued by the Approved Issuing Bank or its successor, then Landlord may draw on the Letter of Credit and the proceeds shall be held and applied as security under this Article 24. Said proceeds may be commingled with other funds of Landlord and no fiduciary relationship shall be created with respect to such deposit, nor shall Landlord be liable to pay Tenant interest thereon.

     In the event that Landlord draws upon and applies any portion or all of the proceeds of the Letter of Credit towards the cure of a default uncured by Tenant hereunder, Tenant shall restore the amount so expended by Landlord within ten
(10) business days of the applicable draw of such amounts so that at all times (subject to the ten day grace period herein referenced) Landlord shall be entitled to draw down upon the full aggregate amount of the Letter of Credit from time to time required to be deposited with Landlord hereunder. Any failure of Tenant to deliver to Landlord the Letter of Credit as prescribed herein or to restore any amount drawn under the Letter of Credit within the time and manner specified shall constitute an Event of Default under this Lease and entitle Landlord to immediately draw down the Letter of Credit then in force or effect and Landlord shall retain such cash amounts as security pursuant to the provisions of this Article.

     In the event of a transfer of Landlord's interest in the Premises, Landlord shall have the right and the obligation (where permitted by the Approved Issuing
Bank) to transfer the Letter of Credit to the transferee, and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant shall look solely to the new landlord for the return of said security; the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the proceeds of the Letter of Credit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     Within thirty (30) days after the expiration or sooner termination of the Term, as may be extended, the original Letter of Credit (or the remaining proceeds thereof if previously drawn and not applied to cure a default by Tenant hereunder), to the extent not applied, shall be returned to Tenant without interest.

     Tenant shall pay all costs associated with obtaining, replacing, supplementing, transferring, extending and maintaining the Letter of Credit in accordance with the requirements of this Lease.

                                   ARTICLE 25

                               General Provisions
                               ------------------

     25.01. Late Payment of Rent. If any installment of Basic Rent or any payment of Additional Rent is paid more than five days after the date the same was due, it shall bear interest from the due date until paid in full at the lesser of (i) 18% per annum or (ii) the highest rate permitted by law.

     25.02. Force Majeure. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of Force Majeure, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     25.03. Notices and Communications. All notices, demands, requests and other communications provided for or permitted under this Lease shall be in writing, either delivered by hand or sent by registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

     (a) if to Landlord, at the address stated in Section 1.01 hereof, or at such other address as Landlord shall have designated in writing to Tenant and to such Persons as Landlord shall have designated in writing to Tenant; or

     (b) if to Tenant at the address stated in Section 1.01 hereof, or at such other address as Tenant shall have designated in writing to Landlord, with a copy to such Persons as Tenant shall have designated in writing to Landlord; or

     (c) if to the Land Lessor, to Alewife Land Corporation, c/o W.R. Grace & Co., 62 Whittemore Avenue, Cambridge, Massachusetts, Attention: O. Mario Favorito, Esquire, or to such other address as the Land Lessor shall have given to Tenant or Landlord; or

     (d) if to the Mortgagee, to W.R. Grace & Co. - Conn., 62 Whittemore Avenue, Cambridge, Massachusetts, Attention: O. Mario Favorito, Esquire, or to such other address as the Mortgagee shall have given to Tenant or Landlord.

     Any notice provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such notice is mailed by first-class registered or certified mail, in which case it shall be deemed to be received on the earlier of (i) the third Business Day following the mailing thereof or (ii) the day of its receipt, if a Business Day, or the next succeeding Business Day.

     25.04. Certificates. Estoppel Letter. Either party shall, without charge, at any time and from time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to the Mortgagee or any Future Mortgagee or purchaser, or proposed Future Mortgagee or proposed purchaser, or any other Person specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment, (b) as to the validity and force and effect of this Lease in accordance with its tenor as then constituted, (c) as to the existence of any Default or Event of Default, (d) as to the existence of any offsets, counterclaims or defenses thereto on the part of such other party,

(e) as to the Term Commencement Date and Stated Expiration Date, (f) as to the amount of Rent due and payable and the date to which such Rent has been paid,
(g) the amount of the Security Deposit forwarded to Landlord, and (h) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing the same.

     Tenant shall in addition, within 5 days of the Term Commencement Date, execute and deliver to Landlord a tenant estoppel letter substantially in the form attached hereto as Exhibit D.

     25.05. Extension. If this Lease is renewed or extended, the provisions of Sections 7.01 and 7.02 of Article 7 hereof shall not apply.

     25.06 Holding Over. If Tenant occupies the Premises after the Lease Termination Date without having entered into a new lease of the Premises with Landlord Tenant shall be a tenant-at-sufferance subject to all of the terms and provisions of this Lease at twice the then effective Basic Rent. Such a holding over, even if with the consent of Landlord, shall not constitute an extension or renewal of this Lease.

     25.07. Governing Law. This Lease and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the Commonwealth of Massachusetts.

     25.08. Partial Invalidity. If any term, covenant, condition, or provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     25.09. Notice of Lease. The parties will at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a Notice of Lease, setting forth a description of the Premises, the Lease Term and any other portions thereof, excepting the rental provisions, as either party may request.

     25.10. Interpretation. The section headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. The term "Landlord" whenever used herein, shall mean only the owner at the time of Landlord's interest herein, and upon any sale or assignment (other than as collateral security for a loan) of the interest of Landlord herein, its respective successors in interest and/or assigns shall, during the term of ownership of its respective estates herein, be deemed to be Landlord and the liability of Landlord, if any, hereunder shall in any event be limited to the Landlord's interest in the Building. The term "Landlord" shall also include any agent or manager authorized to act on behalf of the then current Landlord.

     25.11. Entire Agreement. No oral statement or prior written matter shall have any force or effect. Tenant agrees that its decision to enter into this Lease has not been made in reliance upon any representation, statement or promise made by Landlord or Landlord's agents or representatives, except as is expressly set forth in this Lease. This Agreement shall not be modified or canceled except by writing subscribed to by all parties.

     25.12. Parties. Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Lease shall be binding upon the heirs, successors, and assigns of the parties hereto.

     Executed as a sealed instrument as of the _____ day of October, 1997.


     LANDLORD:                        ONE ALEWIFE CENTER, REALTY TRUST




                                      By: /s/ David R. Vickery
                                          ----------------------------------
                                          David R. Vickery, Trustee
                                          as aforesaid and not individually,
                                          nor on behalf of the beneficiaries
                                          individually

                                      and

                                      By: /s/ David L. Wightman
                                          ----------------------------------
                                          David L. Wightman, Trustee
                                          as aforesaid and not individually,
                                          nor on behalf of the beneficiaries
                                          individually



    TENANT:                           ALLAIRE CORPORATION

                                      By: /s/ David J. Orfao
                                          ----------------------------------
                                          Name:  David J. Orfao
                                          Title: Chief Executive Officer

                                    EXHIBIT A

                               ONE ALEWIFE CENTER

                               DEFINITION OF TERMS
                               -------------------

Attached to and incorporated by reference into a Lease (the "Lease") between One Alewife Center Realty Trust ("Landlord") and Allaire Corporation ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

     Additional Rent. All sums and other charges (other than Basic Rent) due from Tenant to Landlord, or incurred by Landlord as the result of a Default.

     Additional Services. Services provided to Tenant or in respect of the Premises which are not described in Schedule 3 to the Lease.

     Adjusted Operating Expense Base. The amount determined by multiplying the Operating Expense Base by the Adjustment Factor.

     Adjusted Tax Base. The amount determined by multiplying the Tax Base by the Adjustment Factor.

     Adjustment Factor. With respect to the First Calendar Year and the Last Calendar Year, the percentage computed by dividing (i) the number of days of each such period falling within the First Calendar Year or Last Calendar Year by
(ii) 365.

     Affiliate. With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, the term "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled by" have meanings correlative to the foregoing.

     Authorizations. All franchises, licenses, permits and other governmental consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for the use and occupancy of the Premises, the Parking Area, the Building, and the conduct or continuation of a Permitted Use therein.

     Basic Services. The services described in Schedule 3 hereto.

     Building. The building on the Land known as One Alewife Center.

     Building Standard Tenant Finishes. The standards set by Landlord for the quality of work done on the Premises described in Schedule 2 to the Work Letter.

     Business Day. A day which is not a Saturday, Sunday or other day on which banks in Boston, Massachusetts, are authorized or required by law or executive order to remain closed.

     Calendar Year. The First Calendar Year, the Last Calendar Year and any full calendar year (January 1 through December 31) occurring during the Lease Term.

         Common Areas. All areas devoted to the common use of occupants of the Building or the provision of Services to the Building, including but not limited to the atrium, air shafts, elevator shafts and elevators, stairwells and stairs, restrooms, mechanical rooms, janitor closets, vending areas, loading docks and loading facilities and other similar facilities for the provision of Services or the use of all occupants of multi-tenant floors or all occupants of the Building.

     Control. As defined in the definition of Affiliate.

     Corporation. A corporation, company, association, business trust or similar organization wherever formed.

     Default. Any event or condition specified in Article 20 hereof so long as any applicable requirement for the giving of notice or lapse of time or both have not been fulfilled.

     Event of Default. Any event or condition specified in (a) Article 20 hereof (if all applicable periods for the giving of notice or lapse of time or both have been fulfilled) or (b) in Article 21 hereof.

     Fair Rental Value. The sum of (i) the net amount per square foot per annum which a Person not an Affiliate of either Landlord or Tenant would pay as net rent as of the time of determination for the Premises for a term of five years, and (ii) the Tax and Operating Expense Bases. All charges for Additional Rent, such as increases in Taxes, Operating Expenses, and Electrical Service shall be in addition to the price per square foot so determined.

     First Calendar Year. The partial Calendar Year period commencing on the Term Commencement Date and ending on the next succeeding December 31.

     Force Majeure. Acts of God, strikes, lock outs, labor troubles, inability to procure materials, failure of power, restrictive Legal Requirements, riots and insurrection, acts of the public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act, failure to act or Default of the other party to this Lease or any other reason beyond the control of any party to this Lease; provided, however, lack of money shall not be deemed such a cause.

     Future Land Lease. After the date hereof, any operating lease, overriding lease, ground lease, land lease or underlying lease covering the Building or the Land except for the Land Lease.

     Future Land Lessor. The holder of the lessor's interest in any Future Land Lease.

     Future Mortgage. Any mortgage, other than the Mortgage, which shall hereafter encumber the Land Lease, any Future Land Lease, the Building, the Land or any portion thereof and all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor.

         Future Mortgagee. The holder of a Future Mortgage.

     Governmental Authority. The United States of America, the Commonwealth of Massachusetts, the City of Cambridge, County of Middlesex, and any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of them.

     Insolvency. The occurrence with respect to any Person of one or more of the following events: the death, dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of the property of such Person, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by such Person, or the filing of a petition of bankruptcy or the commencement of any proceedings by or against such Person under a bankruptcy, insolvency or other law relating to the relief or the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if such petition or commencement is involuntarily made against such a Person and is dismissed within thirty (30) days of the date of such filing or commencement, such events shall not constitute an insolvency hereunder.

     Insurance Requirements. All terms of any policy of insurance maintained by Landlord or Tenant and applicable to (or affecting any condition, operation, use or occupancy of) the Land, the Building, or the Premises or any part or parts of either, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions).

     Land. The land on Whittemore Avenue, Cambridge shown on Plan 537 of 1985 recorded with Middlesex South District Registry of Deeds.

     Land Lease. The Lease between the Land Lessor and Landlord dated as of November 5, 1987, as amended by First Amendment to Ground Lease dated February 22, 1988, and as further amended by Second Amendment to Ground Lease dated September 27, 1989.

     Land Lessor. Alewife Land Corporation, a Massachusetts corporation, or any successor or assignee of or under the Land Lease.

     Last Calendar Year. The partial Calendar Year commencing on January 1 of the Calendar Year in which the Lease Termination Date occurs and ending on the Lease Termination Date.

     Lease Term. The period commencing on the Term Commencement Date and ending on the Lease Termination Date.

     Lease Termination Date. The earlier to occur of (1) the Stated Expiration Date, (2) the termination of this Lease by Landlord as the result of an Event of Default, (3) the termination of this Lease pursuant to Articles 17 (Damage or Destruction) or 18 (Eminent Domain) hereof.

     Lease Year. A period commencing on the Term Commencement Date (or an anniversary thereof) and ending on the day before the next succeeding anniversary thereof. For example, the first Lease Year is a period commencing on the Term Commencement Date and ending on the day before the first anniversary thereof. The last Lease Year shall end on the Lease Termination Date.

     Legal Requirements. All statutes, codes, ordinances (and all rules and regulations thereunder), all executive orders and other administrative orders, judgments, decrees, injunctions and other judicial orders of or by any Governmental Authority which may at any time be applicable to parts or appurtenances of the Premises or Building or to any condition or use thereof and the provisions of all Authorizations.

     Mortgage. Collectively, (i) that certain Mortgage Deed, Leasehold Mortgage Deed and Security Agreement granted by Landlord to Aetna Life Insurance Company ("Aetna") dated September 27, 1989 recorded on September 28, 1989 with Middlesex South Registry of Deeds in Book 20103, Page 211, and filed with Middlesex South Registry District of the Land Court as Document No. 807714, and (ii) that certain Collateral Assignment of Leases and Rents made by Landlord in favor of Aetna, dated September 27, 1989, recorded with said Deeds on September 28, 1989 in Book 20103, Page 242, and filed with said Registry District as Document No. 807715, each as affected by a certain Assignment of Note and Liens between Aetna, as assignor, and Mortgagee, as assignee dated March 7, 1994 recorded on March 10, 1994 with said Deeds in Book 24343, Page 027, and filed with said Registry District as Document No. 940426.

     Mortgagee. W.R. Grace & Co. - Conn., a Connecticut corporation.

     Normal Building Operating Hours. Business Days from 8:00 a.m. until 5:00 p.m.

     Occupancy Arrangement. With respect to the Premises or any portion thereof or the Lease, and whether (a) written or unwritten or (b) for all or any portion of the Lease Term, an assignment, a sublease, tenancy at will, a tenancy at sufferance, or any other arrangement (including but not limited to a license or concession) pursuant to which a Person occupies the Premises or any portion thereof for any purpose.

     Operating Expense Base. With respect to each Calendar Year the amount determined by multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Operating Expense Base per square foot of Rentable Area of the Building per year, but with respect to the First Calendar Year and the Last Calendar Year, the Adjusted Operating Expense Base.

     Operating Expenses. All expenses, costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay (to the extent not previously paid by Landlord) in connection with the operation and maintenance of the Building, including all facilities in operation on the Term Commencement Date and such additional facilities in subsequent years as may be determined by Landlord to be necessary or beneficial for the operation of the Building, Parking Area and Land and the provision of Basic Services or any other services provided tenants, including, but not limited to, (a) wages, salaries, fees and costs to Landlord of all Persons engaged in connection therewith, including taxes, workmen's compensation insurance and all benefits relating thereto, (b) the cost of (i) all supplies, tools and equipment used in the operation of the Land, Parking Area or Building and materials (including work clothes of all employees and the cleaning thereof), (ii) electricity and lighting with respect to any portion of the Land, Building or Parking Area not required to be paid by any tenant pursuant to its lease, (iii) water, heat, fuel, utilities, air conditioning and ventilating for the Building, (iv) all maintenance, janitorial, and service agreements, (v) all insurance, including the cost of casualty and liability insurance applicable to the Parking Area, the Land, the Building and Landlord's personal property used in connection therewith, (vi) painting, repairs and general maintenance,
(vii) capital items which are for the purpose of reducing Operating Expenses or upgrading services or which are at any time required by a Governmental Authority or an Insurance Requirement amortized over the reasonable life of the capital items on a straight line basis with the reasonable life being determined by Landlord in accordance with generally accepted accounting principles, (viii) reasonable expenses incurred in pursuing an application for an abatement of Taxes pursuant to Section 6.05 hereof to the extent not deducted from the abatement, if any, received, (ix) legal (excluding legal fees with respect to lease negotiations, accounting and other professional fees and disbursements (excluding leasing commissions), (x) the fair market value of office space for the manager of the Building and telephone and stationery expenses related thereto, (xi) charges of independent contractors and consultants performing work included within this definition of Operating Expenses, and (xii) cleaning (including snow removal) and exterior and interior landscaping of the Common Areas and Parking Area, and the cleaning of those rentable areas of the Building which are not occupied and under lease to tenants, and (c) fees to be paid to the property manager consistent with fees being paid to property managers in the Greater Boston and Cambridge areas. Operating Expenses shall not include (i) capital items except as provided above or (ii) specific costs billed to and paid by specific tenants. Operating Expenses shall not include payments to Affiliates of Landlord to the extent such payments exceed customary charges for the goods or services provided by such Affiliate.

     Notwithstanding the foregoing, the following items shall be excluded from Operating Expenses:

     (1) Expenses incurred by the Landlord in connection with services or other benefits of a type which are not building standard services or benefits provided to tenants generally, but which are provided only to specific tenants;

     (2) Any items to the extent such items are reimbursable to the Landlord by the Tenant (other than through Additional Rent), by other tenants or occupants of the Building, or by any third parties;

     (3) Salaries of officers and executives of Landlord not connected with the operation of the Property;

     (4) All costs related to the preparation of any portion of the Building for occupancy by a tenant or other occupant;

     (5) Advertising and promotional expenses associated with the marketing of vacant space in the Building;

     (6)    Depreciation and amortization, except to the extent provided above;

     (7)    Interest, mortgage charges and Taxes;

     (8) Costs and expenses incurred by the Landlord in connection with the repair of damage to the Building or Property caused by fire or other casualty, insured or required to be insured against hereunder;

     (9) The cost of any item for which the Landlord is reimbursed through condemnation awards;

     (10) Payments for rented equipment, the cost of which equipment would constitute a capital expenditure (other than capital expenditures included within the definition of Operating Expenses) if the equipment were purchased; and

     (11) Costs incurred due to violation by Landlord or any other tenant of the Building of any lease or any laws, rules, regulations or ordinances applicable to the Building.

     If during any Lease Year less than 95% of the Rentable Area of the Building is leased and occupied by tenants, then the Operating Expenses for such Lease Year shall be increased proportionally to reflect the amount of Operating Expenses which, in Landlord's sole judgment, would have been incurred during such Lease Year if 95% of the Rentable Area of the Building was leased and occupied by tenants.

     If, during all or part of any Lease Year, Landlord shall not furnish any particular item of work or service (which would otherwise constitute an Operating Expense hereunder) to any portion of the Building due to the fact that
(A) such portion is not occupied or leased, (B) such item of work or service is not required or desired by the tenant of such portion, (C) such tenant is itself obtaining and providing such item of work or service, or (D) for any other reason, then, for the purpose of computing Operating Expenses, the cost of such item for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or service.

     Parking Area. The on-grade parking area located on the Land, as the same may be relocated as provided in Section 5.02.

     Partial Taking. Any Taking which is not a Total Taking.

     Permitted Exceptions. Any liens or encumbrances on the Premises in the nature of (a) liens for Taxes, assessed but not yet due and payable, (b) easements, reservations, restrictions and rights of way encumbering or affecting the Land on the date of this Lease, (c) the rights of Landlord, Tenant and any other Persons to whom Landlord has granted such rights to exercise in common with respect to the Land and the Common Areas the rights granted to Tenant hereunder, (d) mortgages of record or to be placed on record after the date hereof and related instruments securing or concerning debts which are secured by the Land or the Building, (e) any matters which this Lease shall become subordinate to pursuant to Article 19 of this Lease, and (f) Title Conditions.

     Person. An individual, a Corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     Premises. The space in the Building shown outlined in red on Exhibit B to the Lease.

     Proceeds. Any amount which a Person is obligated to pay as a result of the occurrence of any event described in Article 17 or 18 hereof, less any costs, expenses and fees (including attorneys' fees) with respect to the collection thereof.

     Prohibited Occupancy Arrangement. An Occupancy Arrangement which (i) provides for any rent or other payment based in whole or in part on the net income or profits derived by any person from the Premises or (ii) is a "disqualified lease" as defined in Section 168(j)(3)(B)(iii) of the Internal Revenue Code of 1954, as amended, and the Treasury Regulations promulgated thereunder (the "Code").

     Rent. Basic Rent and all Additional Rent.

     Rentable Area of the Premises. The number of square feet stated in Section 1.01, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Building or Premises so long as such work is done in accordance with the terms and provisions hereof. The calculation was made according to the following formula:

     (i) On single tenant floors, the usable area measured from the inside surfaces of the outer glass of the Building, plus Tenant's pro-rata share of Common Areas;

     (ii) On multi-tenant floors, the usable area measured from the inside surface of the outer glass of the Building to the midpoint of all demising walls of the space being measured plus the area of each corridor adjacent to and required as the result of the layout of the space being measured, measured from the midpoint of the adjacent demising walls, plus Tenant's pro-rata share of Common Areas.

     Rules and Regulations. Reasonable Rules and Regulations promulgated by Landlord and uniformly applicable to Persons occupying the Building regulating the details of the operation and use of the Building and the Land, as such rules and regulations may thereafter be amended. The initial Rules and Regulations are attached to the Lease as Exhibit E.

     Services. Basic Services and Additional Services.

     Stated Expiration Date. March 31, 2003.

     Taking. The taking or condemnation of title to all or any part of the Land or the possession or use of the Building or the Premises by a Competent Person for any public use or purpose or any proceeding or negotiations which might result in such a taking or any sale or lease in lieu of or in anticipation of such a taking.

     Tax Base. With respect to each Calendar Year the amount determined by multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Tax Base per square foot of Rentable Area of the Building per year, but with respect to the First Calendar Year and the Last Calendar Year, the Adjusted Tax Base.

     Taxes. All taxes, special or general assessments, water rents, rates and charges, sewer rents and other impositions and charges imposed by Governmental Authorities of every kind and nature whatsoever, extraordinary as well as ordinary and each and every installment thereof which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable or become liens upon or for or with respect to the Land or any part thereof and the Building or the Premises, appurtenances or equipment owned by Landlord thereon or therein or any part thereof or on this Lease under or by virtue of all present or future Legal Requirements and any tax based on a percentage fraction or capitalized value of the Rent (whether in lieu of or in addition to the taxes hereinbefore described). Taxes shall not include inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes except to the extent such are in lieu of or in substitution for Taxes as now imposed on the Building, the Land, the Premises or this Lease.

     Tenant. As defined in the preamble hereof.

     Tenant's Share. The percentage of the Rentable Area of the Building represented by the Rentable Area of Premises.

     Term Commencement Date. November 1, 1997.

     Title Conditions. All covenants, agreements, restrictions, easements and declarations of record on the date hereof so far as the same may be from time to time in force and applicable and any other covenants, agreements, reservations, rights-of-way, restrictions, easements and declarations of record executed, delivered and/or recorded after the date hereof, provided that such instruments do not materially inhibit the use of the Premises as set forth herein.

     Total Taking. (i) a Taking of: (a) the fee interest in all or substantially all of the Building or (b) such title to or easement in, over, under or such rights to occupy and use any part or parts of the Building to the exclusion of Landlord as shall have the effect, in the good faith judgment of the Landlord, of rendering the portion of the Building remaining after such Taking (even if restoration were made) unsuitable for the continued use and occupancy of the Building for the Permitted Uses or (ii) a Taking of all or substantially all of the Premises or such title to or easement in, on or over the Premises to the exclusion of Tenant which in the good faith judgment of the Landlord prohibits access to the Premises or the exercise by Tenant of any rights under this Lease.

                                    EXHIBIT B

                               ONE ALEWIFE CENTER

                              PLAN OF THE PREMISES
                              --------------------


             [Blueprint of Floor Plan -- Partial Fourth Floor Plan at One Alewife Center -- with Premises outlined in red]

                                    EXHIBIT C

                               ONE ALEWIFE CENTER

                           TERM COMMENCEMENT AGREEMENT
                           ---------------------------

     Attached to and incorporated by reference into a Lease (the "Lease") between One Alewife Center Realty Trust ("Landlord") and Allaire Corporation ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

     Landlord and Tenant hereby stipulate that for all purposes the Term Commencement Date of the Lease is ___________________________________________.


        LANDLORD:              ONE ALEWIFE CENTER REALTY TRUST

                               By: ___________________________
                                   David R. Vickery, Trustee
                                   as aforesaid and not individually, nor on
                                   behalf of the beneficiaries individually

                               and

                               By: ____________________________
                                   David L. Wightman, Trustee
                                   as aforesaid and not individually, nor on
                                   behalf of the beneficiaries individually



     TENANT:                   /s/
                               _________________________________



                               By:
                                   _____________________________
                                   Name:
                                   Title:

                                    EXHIBIT D

                               ONE ALEWIFE CENTER

                             TENANT ESTOPPEL LETTER
                             ----------------------

     Attached to and incorporated by reference into a Lease (the "Lease") between One Alewife Center Realty Trust ("Landlord") and Allaire Corporation ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

TO:

THIS IS TO CERTIFY THAT:

1. The undersigned is the Lessee ("Tenant") under that certain lease dated _________________, 19 _ ("Lease") by and between David L. Wightman and David R. Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry District of the Land Court as Document No. 763134 as Lessor ("Landlord") and ___________ as Tenant, covering those certain premises commonly known and designated as One Alewife Center as described in Exhibit A and located in Cambridge, MA ("Premises").

2. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect except as set forth below. The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises. List modifications, changes, etc. __________________.

3. The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concessions, including, without limitation, lease support payments or lease buy-outs except as set forth in the Lease.

4. The Tenant has accepted and now occupies the Premises, and is and has been open for business since ______________________. The Lease Term began _______________________. The termination date of the present term of the Lease, excluding unexercised renewals, is __________________.

5. Under the Lease, Tenant is obligated to pay Basic Rent at the rate of _________ per year. Tenant's obligation to pay such Rent commences on
     ___________________. Tenant's obligation to pay Additional Rent as provided in the Lease commences on ____________________. Tenant is obligated to pay its allocable share of electricity costs for the Premises. Tenant was/was not obligated to provide a security deposit in the amount of
     __________________________.

6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease, except as set forth below. The Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord. List defaults __________________.

7. The Tenant has received or will receive no payment or credit for tenant improvement work other than ______________________. All conditions under this Lease to be performed by the Landlord to the Tenant on account of the Tenant's tenant improvements have been received by the Tenant, except
     ____________________________.

8. The Lease contains, and the Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

9. No actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.

10. The Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease. No one except the Tenant and its employees occupies the Premises.

11. The address for notices to be sent to the Tenant is as set forth in the Lease.

12. To the best of Tenant's knowledge, the use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws.)

13. The Premises have not been used and the Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.

14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15. The Tenant acknowledges that all the interest of the Landlord in and to the Lease is being fully assigned to ______________________ and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease unless and until the Tenant is notified otherwise in writing by __________________ ____________________ or its successors or assigns.

     It is particularly noted that:

     (a) Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of ______________________ or its successors or assigns, and without such consent, no rent may be collected or accepted more than one (1) month in advance.

     (b) The interest of the Landlord in the Lease has been assigned to ______________________ for the purposes specified in the assignment.
            ________________________, or its successors or assigns, assumes no duty, liability or obligation whatever under the Lease or any extension or renewal thereof.

     (c) Any notices sent to ________________ or its affiliates should be sent by registered mail and addressed to: _______________.

16. Tenant agrees to give any Mortgagee ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

17. This certification is made to induce ____________________ to make certain fundings, knowing that _______________________ relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of the Tenant.


Dated this ______________ day of ___________________, 19__.


     TENANT:                        ________________________________________

                                    By: ____________________________________

     Date: _______________________  Its: ___________________________________

                                    EXHIBIT E

                               ONE ALEWIFE CENTER

                              RULES AND REGULATIONS
                              ---------------------

     Attached to and incorporated by reference into a Lease (the "Lease") between One Alewife Center Realty Trust ("Landlord") and Allaire Corporation ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

     2. Plumbing fixtures and appliances shall be used only for the purpose for which designated, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Repairs resulting from such damage to any such fixtures or appliances from misuse by a tenant shall be paid by him, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors corridors or other parts of the Building except as shall be first approved by Landlord.

     4. Landlord will provide and maintain an alphabetical directory board for all tenants in the Building, and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5. Movement of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be restricted to such hours as Landlord may designate, and such movement shall be subject to control of Landlord.

     6. Landlord shall have the authority to prescribe the weight and manner that safes, file cabinets and other heavy equipment are positioned.

     7. Passenger elevators are to be used only for the movement of persons and routine deliveries to a tenants premises, unless an exception is approved by the Landlord in writing.

     8. All locks for doors in each tenant's premises shall be building standard and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's written consent. All requests for duplicate keys shall be made through Landlord and charged to the tenant.

     9. Corridor doors, when not in use, shall be kept closed.

     10. Tenants shall lock all office doors leading to corridors and turn out all lights at the close of their working day.

     11. Tenants shall not tamper with or attempt to adjust temperature control thermostats in their respective Premises. Landlord shall adjust thermostats to maintain required temperatures for heating, ventilating and air conditioning.

     12. Tenants will comply with any measures instituted for the security of the building which may include the signing in or out in a register in the building lobby after hours and on weekends.

     13. Tenants shall not make or permit any improper noises in the building or otherwise interfere in any way with other tenants or persons having business with them.

     14. No vending machines of any type shall be allowed in tenant space without the prior written consent of Landlord.

     15. No birds or animals shall be brought into or kept in, on or about public or tenant areas.

     16. No bicycles shall be brought into or kept in, on or about public or tenant areas.

     17. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's premises or public areas regardless of whether such loss occurs when area is locked against entry or not.

     18. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time, be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agent, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                    EXHIBIT F

                               ONE ALEWIFE CENTER

                         RESTRICTIONS ON PERMITTED USES
                         ------------------------------

     [Insert any further restrictions on the Permitted Uses applicable at the time the lease is being signed].

                                      NONE




















-------------------------

* Note to the Property Manager: The restrictions on uses set forth in this Exhibit F shall only be effective as long as the leases containing such restrictions on use remain in force and effect.

                                   SCHEDULE 1

                               ONE ALEWIFE CENTER

                MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLAN

Floor Plan Indicating:
----------------------

1.   Location and type of all partitions.

2. Location and types of all doors - indicate hardware and provide keying schedule.

3. Location and type of glass partitions, windows and doors - indicate framing if not building standard.

4. Location of telephone equipment room accompanied by an approval of the telephone company.

5.   Indicate critical dimensions necessary for construction.

6. Location of all Building Standard electrical items - outlets, switches, telephone outlets. (Building Standard lighting will be determined by Building architect.)

7. Location and type of all non-Building Standard electrical items including lighting.

8. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation.

9. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 psf live load.

10.  Requirements for special air conditioning or ventilation.

11.  Type and color of floor covering.

12.  Location, type and color of wall covering.

13. Location, type and color of Building Standard and non-Building Standard paint or finishes.

14.  Location and type of plumbing.

15.  Location and type of kitchen equipment.


Details Showing:
----------------

1. All millwork with verified dimensions and dimensions of all equipment to be built-in.

2.   Corridor entrance.

3. Bracing or support of special walls, glass partitions, etc., if desired. If not included with the Space Plan, the Building architect will design all support or bracing required at Tenant's expense.

                                   SCHEDULE 2

                               ONE ALEWIFE CENTER

                      BUILDING STANDARD TENANT IMPROVEMENTS

     The information given here is intended to provide minimum quality levels for construction standards. Substitutions will be entertained but must be approved in writing by the Landlord.

General Requirements
--------------------

         ADA All architectural and engineering designs will conform to the requirements of A.D.A.A.G. All new construction and renovations shall comply with the American with
                                            Disabilities Act.

         Building Codes                     All new construction and renovations
                                            will be built in full compliance
                                            with all city regulations, city
                                            zoning ordinances and state building
                                            codes. The contractor shall obtain
                                            and pay for all applicable permits
                                            including building and occupancy
                                            permits.

         Existing Conditions                Where improvements are planned to
                                            modify an existing space, the
                                            existing conditions shall prevail as
                                            the standard except that the quality
                                            shall not fall below the standard
                                            described in this document.

Doors, Frames and Hardware
--------------------------

         Tenant Entry Door
         -----------------
                                            Each space shall have one
                                            principal entry door, which shall be
                                            full height, solid core stain grade
                                            wood, with two coats clear
                                            polyurethane (1-3/4 x 3'0" x 8'6")
                                            with side light and matching wood
                                            frames. Hardware shall include a
                                            closer, two pair of butts and
                                            secured by full mortise lever
                                            deadlatch lockset and doorstop.

         Interior Doors
         --------------
                                            Interior door shall be full
                                            height, solid core stain grade wood,
                                            with two coats clear polyurethane
                                            (1-3/4 x 3'0" x 8'6") with hollow
                                            metal or wood frames. Hardware shall
                                            include a closer, two pair of butts,
                                            a lever-type lockset and doorstop.

         Partitions
         ----------
                                            Partitions separating tenant spaces
                                            shall be constructed of 2-1/2" metal
                                            studs, 16" on center, fiberglass
                                            insulation material and 5/8" gypsum
                                            wallboard on each side. These layers
                                            shall extend through the ceiling to
                                            the underside of the floor above.

                                            Partitions within tenant spaces
                                            shall be constructed of 2-1/2" metal
                                            studs, 16" on center, 5/8" gypsum
                                            wallboard on each side. These layers
                                            shall extend through the ceiling to
                                            6" above the acoustical ceiling.

        Painting and Wallcovering
        -------------------------
                                            All wall surfaces shall receive two
                                            coats of egg-shell finish latex
                                            paint. All metal door frames shall
                                            receive two coats of semi gloss
                                            enamel.

         Ceiling
         -------
                                            Tenant areas ceilings shall be
                                            8'-65' high and have a suspended 2'
                                            x 2' x 5/8" white fissured
                                            acoustical ceiling tile in an 15/16"
                                            wide white suspension grid with wire
                                            hangers.

         Windows
         -------
                                            All windows shall have
                                            mini-horizontal blinds, color
                                            selected by Landlord.

         Electric
         --------
                                            Tenant area light fixtures shall be
                                            energy efficient tubes and ballast,
                                            low brightness 2' x 4' lay in air
                                            handling parabolic warm-white 3 tube
                                            fluorescent fixtures.

                                            Light switches shall be single pole,
                                            quite type white wall switches with
                                            matching face plates.

                                            Outlets shall be 120 volt, white
                                            duplex receptacles with matching
                                            face plates.

Floor Covering
--------------

         Carpeting
                                            Floor covering shall be broadloom
                                            nylon cut pile or loop pile carpet
                                            and shall be directly glued down and
                                            shall be approved by Landlord.

         Vinyl Base
                                            High resilient vinyl base shall be
                                            2-1/2" high.

         Vinyl Composition Tile
                                            Tile shall be 12" x 12" standard
                                            vinyl composition.


Sprinklers
----------
                                            A complete fire protection sprinkler
                                            system using semi-recessed sprinkler
                                            heads will be provided to protect
                                            normal office use. Additional fire
                                            protection for special uses will be
                                            provided at tenant's request, tenant
                                            should advise its architect that
                                            sprinkler heads have already been
                                            installed. Relocation or additional
                                            heads will be provided at tenant's
                                            expense.


Heating, Ventilation and Air Conditioning
-----------------------------------------

                                            A zoned variable air volume HVAC
                                            system will be provided including
                                            distribution ductwork, diffusers,
                                            return air grilles and thermostatic
                                            controls for a normal office layout.
                                            Heating and cooling will be
                                            performed by package unit centrally
                                            located on each floor. Additional
                                            zones or special equipment for areas
                                            such as computer rooms, copier
                                            rooms, conference rooms, or
                                            cafeterias will be provided at
                                            tenant's expense.

Signage
-------
                                            To be determined.

Emergency Lights
----------------
                                            Shall be achieved by using
                                            Dual Lights EZ2U fixtures 120/277
                                            volts or equivalent.

Exit Signs
----------
                                            Shall be Divine Lighting CGR-2 277
                                            volt or equivalent with EMFA
                                            emergency battery back up pack.

                                   SCHEDULE 3

                               ONE ALEWIFE CENTER

                               LANDLORD'S SERVICES
                               -------------------

I. CLEANING

         A. General

         1. All cleaning work will be performed during non-business hours, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

         2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility, at Tenant's sole cost and expense.

         B. Daily Operations (5 times per week)

         1.       Tenant Areas

                  a. Empty and clean all waste receptacles; wash receptacles as necessary.

                  b. Vacuum all rugs end carpeted areas.

         2.       Lavatories

                  a. Sweep and wash floors with disinfectant.

                  b. Wash both sides of toilet seats with disinfectant.

                  c. Wash all mirrors, basins, bowls, urinals.

                  d. Spot clean toilet partitions.

                  e. Empty and disinfect sanitary napkin disposal receptacles.

                  f. Refill toilet tissue, towel, soap, and sanitary napkin
                     dispensers.

         3.       Public Areas

                  a. Wipe down entrance doors and clean glass (interior and
                     exterior).

                  b. Vacuum elevator carpets and wipe down doors and walls.

                  c. Clean water coolers.

         C. Operations as Needed

            1. Tenant and Common Areas

                  a. Buff all resilient floor areas.

         D. Weekly Operations

            1. Tenant Areas, Lavatories, Common Areas

                  a. Hand-dust and wipe clean all horizontal surfaces with
                     treated cloths to include furniture, office equipment, windowsills, Venetian blinds, door ledges, chair rails, baseboards, etc., within normal reach.

                  b. Sweep all stairways.

         E.       Monthly Operations

            1. Tenant and Common Areas

                  a. Thoroughly vacuum seat cushions on chairs, sofas, etc.

                  b. Vacuum and dust grillwork.

            2.       Lavatories

                  a. Wash down interior walls and toilet partitions.

         F.       As Required and Weather Permitting

            1. Entire Building (less atrium area) a. b.

                  a. Clean inside of all windows once a year.

                  b. Clean outside of all windows once a year.

         G.       Yearly

            1. Common Areas

                  a. Strip and wax all resilient tile floor areas.


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II.   HEATING, VENTILATING AND AIR CONDITIONING

      1. Heating, ventilating, and air conditioning ("HVAC") as required to provide reasonably comfortable temperatures for normal occupancy and in accordance with minimum ASHRAM standards and requirements during Normal Building Operating Hours HVAC will be provided at other times upon twenty-four (24) hours prior written request with the cost thereof at the rate of $20.00 per hour of actual use (subject to adjustment) to be paid directly by the tenants sharing such services.

      2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III.  WATER

      Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV. ELEVATORS

      For the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

V.    RELAMPING OF LIGHT FIXTURES

      Tenant will reimburse Landlord for the cost of replacement lamps, ballasts and starters.

VI. CAFETERIA AND VENDING INSTALLATIONS

      1. Any space to be used primarily for lunchroom or cafeteria operation within the Premises shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

      2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted to use by employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

VII.     EXTERIOR WORK

      Landlord will remove snow from walkways and the Parking Area and maintain landscaped areas of the Land as necessary.


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